                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 333-25041 of Rowan Companies, Inc. on Form S-8 of our report dated June 28, 2000, appearing in this Annual Report on Form 11-K of the Rowan Companies, Inc. Savings and Investment Plan for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Houston, Texas
June 28, 2000